UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2010

ALICO, INC.
_________________________________________
(Exact Name of Registrant as Specified in Charter)

FLORIDA
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(State or Other Jurisdiction of Incorporation)

0-261
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(Commission File Number)

59-0906081
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IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
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(Address of Principal Executive Offices)

33975
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(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

 ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
At its quarterly Board of Directors meeting held on September 30, 2010 the Alico, Inc. board of Directors amended its Bylaws and the Charters of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, principally to (i) terminate the Executive Committee and vest its powers in the office of the Chief Executive Officer; (ii) clarify the duties of the respective committees; and (iii) conform to the Company’s Contract Management Policy, and its Corporate Governance Principles, as amended.  The amended Bylaws, Charters, Contract Management Policy and Corporate Governance Principles are attached to this filing on form 8-K as exhibits 99.2 – 99.7.

ITEM 7.01 REGULATION FD DISCLOSURE
On October 4, 2010 the Company announced that at its quarterly Board of Directors meeting on September 30, 2010, the Board (i) declared a cash dividend in the amount of $.10 per share to be paid to shareholders of record as of October 29, 2010 with the payment expected on or about November 15, 2010; and (ii) set December 30, 2010 as the record date for shareholders eligible to vote at the Company’s annual meeting which will be held at 10:00 a.m. on February 18, 2011.  The annual meeting will be held in the Alico Arena at Florida Gulf Coast University, 10501 FGCU Blvd. S., Fort Myers, FL 33965-6565.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired.

Not applicable.
(b)	Pro Forma Financial Information.

Not applicable.
(c)	Shell Company Transactions.

Not applicable.
(d)	Exhibits.

Exhibit 99.01 – Press release issued October 4, 2010 announcing declaration of dividend and setting of annual meeting date
Exhibit 99.02 – Amended and Restated Audit Committee Charter, adopted and effective September 30, 2010.
Exhibit 99.03 – Charter for the Compensation Committee of the Board of Directors of Alico, Inc. as amended September 30, 2010.
Exhibit 99.04 – Charter of the Nominating and Governance Committee of the Board of Directors of Alico, Inc., as amended September 30, 2010.
Exhibit 99.05 – Corporate Governance Principles of Alico, Inc., as amended September 30, 2010
Exhibit 99.06 – Amended and Restated Bylaws of Alico, Inc., as amended September 30, 2010
Exhibit 99.07 – Contract Management Policy Effective Date: September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: October 5, 2010                                                                                     By: /s/ Scott Whitney
                                                                                                                               Scott Whitney
                                                                                                                               Chief Financial Officer
EXHIBIT INDEX

Exhibit 99.01 – Press release issued October 4, 2010 announcing declaration of dividend and setting of annual meeting date
Exhibit 99.02 – Amended and Restated Audit Committee Charter, adopted and effective September 30, 2010.
Exhibit 99.03 – Charter for the Compensation Committee of the Board of Directors of Alico, Inc. as amended September 30, 2010.
Exhibit 99.04 – Charter of the Nominating and Governance Committee of the Board of Directors of Alico, Inc., as amended September 30, 2010.
Exhibit 99.05 – Corporate Governance Principles of Alico, Inc., as amended September 30, 2010
Exhibit 99.06 – Amended and Restated Bylaws of Alico, Inc., as amended September 30, 2010
Exhibit 99.07 – Contract Management Policy Effective Date: September 30, 2010